                                                                   EXHIBIT 10.18


                        INTERNAP NETWORK SERVICES, INC.
                             SHAREHOLDERS AGREEMENT

         THIS SHAREHOLDERS AGREEMENT (this "Agreement") is made and entered into as of October 1, 1997, by and among ANTHONY C. NAUGHTIN, PAUL E. MCBRIDE, CHRISTOPHER D. WHEELER, JAMES BOCINSKY, OPHIR RONEN, TIM HINDERLITER, JON KIRK and LORRAINE PETRIE (collectively, the "Founders"), ROBERT J. LUNDAY, JR. ("Lunday") and InterNAP CORPORATION, a Washington corporation (the "Company"). Lunday and the Founders are sometimes referred to herein, collectively, as "Shareholders" or, individually as "Shareholder."

                                    RECITALS

         A. On its formation, the Company issued 3,333,333 shares of its common stock ("Common Stock") to the Founders and 6,666,667 shares of its Series A Preferred Stock ("Series A Preferred Stock") to Lunday in exchange for the assignment by the Founders and Lunday of all of their ownership interests in InterNAP Network Services, L.L.C. (the "LLC").

         B. In conjunction with the dissolution of the LLC, the Shareholders desire to enter into an agreement pertaining to the Common Stock, the Series A Preferred Stock and certain other matters.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the above, the mutual promises and covenants contained herein, and other good and valuable consideration, the parties hereto agree as follows:

         1. Restriction on Transfer of Shares. Each Shareholder acknowledges and agrees that the Common Stock or Series A Preferred Stock owned by such Shareholder is subject to restrictions on transfer and a right of first refusal in favor of the Company and the other Shareholders, as set forth in the Bylaws of the Company.

         2.  Options on Founders' Shares.

             (a) In the event that a Founder resigns from employment by the Company or is terminated by the Company for cause (the "Departing Founder") before May 1, 1999 (the "Vesting Date"), then the other Founders (the "Remaining Founders") shall have the option to purchase, and the Departing Founder shall be obligated to sell, the Unvested Shares of the Departing Founder at a price of $0.0006 per share. For purposes of this Agreement, a termination of employment by reason of (i) the breach by a Founder of such Founder's Employee Confidentiality, Nonraiding and Noncompetition Agreement, (ii) the malfeasance of willful misconduct of a Founder, or (iii) the commission by a Founder of a crime involving moral turpitude, shall be deemed a termination "for cause." The foregoing option may be exercised by the Remaining Founders by written notice to the Departing Founder given within thirty (30) days of the termination of the Departing Founder's employment. If there is more than one Remaining Founder who desires to purchase such Unvested

Shares, the Remaining Founders may divide the Unvested Shares in any manner to which they all agree. In the absence of unanimous agreement, the Unvested Shares shall be divided among the Remaining Founders in proportion to their relative shareholdings, as set forth on Exhibit A attached and made a part hereof.

          (b)  For purposes of subsection (a) above, the shares of Common
Stock issued to a Founder on the formation of the Company shall be deemed "Unvested Shares" on the termination of such Founder's employment to the extent such shares are not fully vested as herein provided. As of October 1, 1997, 47.09% of the shares of Common Stock owned by each Founder shall be deemed fully vested. An additional 2.77% of such shares shall become fully vested on the last day of each calendar month commencing October 31, 1997 and continuing until the Vesting Date, at which time all such shares shall be deemed fully vested.

          (c) The provisions of this Section 2 shall only apply to Common Stock currently owned by a Founder. Any additional shares of capital stock acquired hereafter by any Founder, including shares purchased pursuant to this Section, shall be free from the application of this Section.

     3. Options on Lunday's Shares. Lunday hereby grants to each Founder the option to purchase his or her Pro Rata Share of 5,000,000 of the 6,666,667 shares of Series B Preferred Stock (or the Common Stock into which such shares have been converted, appropriately adjusted for stock splits, recapitalizations, and the like) owned by Lunday at the date hereof at a price of $1.26 per share; provided that such option shall terminate as to any Founder on the earlier to occur of: (a) the voluntary resignation of such Founder from employment by the Company; (b) the termination of employment of such Founder by the Company for cause; (c) the date 90 days following the termination of such Founder's employment for any reason other than those specified in (a) and (b) above, including death, disability or termination by the Company without cause; and (d) April 30, 2001. For purposes of this Section, a Founder's "Pro Rata Share" shall be equal to the product obtained by multiplying 5,000,000 by a fraction, the numerator of which is the number of shares of Common Stock owned by such Founder on the date hereof, and the denominator of which is total number of shares of Common Stock owned on the date hereof by all Founders who are then eligible to purchase pursuant hereto. The full purchase price for each shares shall be tendered to Lunday upon exercise of the Option, unless the parties otherwise agree.

     4. Notices. Any notice, demand, or communication required or permitted to be given under this Agreement shall be delivered personally to the party to whom directed, or mailed by registered or certified mail, postage and charges prepaid, to the addresses set forth below:

     If to the Company:       InterNAP Corp.
                              2001 Sixth Avenue
                              Suite 800
                              Seattle, WA 98121

     If to Lunday:            Robert J. Lunday, Jr.
                              17660 SE 296th Street
                              Covington, WA 98042

     If to Founders:          Anthony C. Naughtin
                              6526 - 142nd Place SW
                              Edmonds, WA 98026

                              Paul E. McBride
                              24202 SE 38th Place
                              Issaquah, WA 98029

                              Christopher D. Wheeler
                              1711 East Olive Way #202
                              Seattle, WA 98102

                              James Bocinsky
                              24214 SE 18th Place
                              Issaquah, WA 98029

                              Ophir Ronen
                              4720 Ninth Ave. NE, #3
                              Seattle, WA 98105

                              Tim Hinderliter
                              801 Spring Street, Apt. B-810
                              Seattle, WA 98104

                              Jon Kirk
                              2461 - 20th Ave. E.
                              Seattle, WA 98112

                              Lorraine Petrie
                              5723 - 285th Avenue SE
                              Issaquah, WA 98027


     Except as otherwise provided herein, any such notice shall be deemed to be given when personally delivered or, if mailed as provided herein, three (3) business days after the date of mailing. A party may change its or his address for the purposes of notices hereunder by giving notice to the others specifying such changed address in the manner specified in this paragraph 4.

     5.   Legend.

          (a) Concurrently with the execution of this Agreement, there shall be imprinted or otherwise placed, on certificates representing the shares of Common Stock and Series A Preferred Stock owned by the Shareholders (the "Shares") the following restrictive legend (the "Legend"):

     "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A SHAREHOLDERS AGREEMENT WHICH PLACES CERTAIN RESTRICTIONS ON THE SHARES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH AGREEMENT. A COPY OF SUCH SHAREHOLDERS AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

          (b) The Company agrees that, during the term of this Agreement, it will not remove, and will not permit to be removed (upon registration of transfer, reissuance of otherwise), the Legend from any such certificate and will place or cause to be placed the Legend on any new certificate issued to represent Shares theretofore represented by a certificate carrying the Legend.

     6. Successors. The provisions of this Agreement shall be binding upon the successors in interest to any of the Shareholders. The Company shall not permit the transfer of any of the Shares on its books or issue a new certificate representing any of the Shares unless and until the person to whom such security is to be transferred shall have executed a written agreement, substantially in the form of this Agreement, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all provisions hereof as if such person were a Shareholder.

     7. Specific Performance. The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto or to their heirs, personal representatives, or assigns by reason of a failure to perform any of the obligations under this Agreement and agree that the terms of this Agreement shall be specifically enforceable. If any party hereto or his heirs, personal representatives, or assigns institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

     8. Governing Law. This Agreement, and the rights of the parties hereto, shall be governed by and construed in accordance with the laws of the State of Washington as such laws apply to agreements among Washington residents made and to be performed entirely within the State of Washington.

     9. Amendment. This Amendment may be amended only by an instrument in writing signed by the parties hereto.

     10. Severability. If any provision of this Agreement is held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

     11. Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, assigns, administrators, executors and other legal representatives.

     12. Counterparts. This Agreement may be executed in one or more counterparts, all of which will be deemed an original but all of which together shall constitute one and the same agreement.

     13. Waiver. No waivers of any breach of this Agreement extended by any party hereto to any other party shall be construed as a waiver of any rights or remedies of any other party hereto or with respect to any subsequent breach.

     14. Attorneys' Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party shall be entitled to all costs and expenses of maintaining such suit or action, including reasonable attorneys' fees.

     15. Entire Agreement. This Agreement and the Exhibit hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

     EXECUTED by the undersigned, effective as of the date first above written.


THE COMPANY:                                 INTERNAP CORP.


                                             By /s/ ANTHONY C. NAUGHTIN
                                                ---------------------------
                                                Anthony C. Naughtin
                                                President


LUNDAY:                                         /s/ ROBERT J. LUNDAY, JR.
                                                ---------------------------
                                                ROBERT J. LUNDAY, JR.


FOUNDERS:                                       /s/ ANTHONY C. NAUGHTIN
                                                ---------------------------
                                                ANTHONY C. NAUGHTIN

                                                    /s/ PAUL E. MCBRIDE
                                                    ----------------------------
                                                    PAUL E. MCBRIDE

                                                    /s/ CHRISTOPHER D. WHEELER
                                                    ----------------------------
                                                    CHRISTOPHER D. WHEELER

                                                    /s/ JAMES BOCINSKY
                                                    ----------------------------
                                                    JAMES BOCINSKY

                                                    /s/ OPHIR RONEN
                                                    ----------------------------
                                                    OPHIR RONEN

                                                    /s/ TIM HINDERLITER
                                                    ----------------------------
                                                    TIM HINDERLITER

                                                    /s/ JON KIRK
                                                    ----------------------------
                                                    JON KIRK

                                                    /s/ LORRAINE PETRIE
                                                    ----------------------------
                                                    LORRAINE PETRIE

                                SPOUSAL CONSENT


     I AM THE SPOUSE OF AN INDIVIDUAL SIGNING THIS AGREEMENT. I HAVE BEEN GIVEN THE OPPORTUNITY TO READ THIS AGREEMENT, TO CONSULT WITH AN ATTORNEY CONCERNING ITS CONTENTS AND IMPORT, AND TO ASK QUESTIONS OF ANY PERSONS WITHOUT RESTRICTION CONCERNING ANY MATTERS CONTAINED HEREIN WHICH I DO NOT UNDERSTAND; AND I HAVE EITHER TAKEN SUCH ACTIONS OR HEREBY WAIVE MY RIGHT TO DO SO. I UNDERSTAND THAT BY SIGNING THIS CONSENT OF SPOUSE MY RIGHTS AND INTERESTS MAY BE AFFECTED. I AGREE TO BE FULLY BOUND BY ALL THE TERMS OF THIS AGREEMENT.


                                        /s/ MAUREN BOCINSKY
                                        -------------------

                                        -------------------

                                        -------------------

                                        -------------------

                                        -------------------

                                SPOUSAL CONSENT


     I AM THE SPOUSE OF AN INDIVIDUAL SIGNING THIS AGREEMENT. I HAVE BEEN GIVEN THE OPPORTUNITY TO READ THIS AGREEMENT, TO CONSULT WITH AN ATTORNEY CONCERNING ITS CONTENTS AND IMPORT, AND TO ASK QUESTIONS OF ANY PERSONS WITHOUT RESTRICTION CONCERNING ANY MATTERS CONTAINED HEREIN WHICH I DO NOT UNDERSTAND; AND I HAVE EITHER TAKEN SUCH ACTIONS OR HEREBY WAIVE MY RIGHT TO DO SO. I UNDERSTAND THAT BY SIGNING THIS CONSENT OF SPOUSE MY RIGHTS AND INTERESTS MAY BE AFFECTED. I AGREE TO BE FULLY BOUND BY ALL THE TERMS OF THIS AGREEMENT.


                                        /s/ T. PETRIE
                                        -------------------

                                        -------------------

                                        -------------------

                                        -------------------

                                        -------------------

                                SPOUSAL CONSENT


     I AM THE SPOUSE OF AN INDIVIDUAL SIGNING THIS AGREEMENT. I HAVE BEEN GIVEN THE OPPORTUNITY TO READ THIS AGREEMENT, TO CONSULT WITH AN ATTORNEY CONCERNING ITS CONTENTS AND IMPORT, AND TO ASK QUESTIONS OF ANY PERSONS WITHOUT RESTRICTION CONCERNING ANY MATTERS CONTAINED HEREIN WHICH I DO NOT UNDERSTAND; AND I HAVE EITHER TAKEN SUCH ACTIONS OR HEREBY WAIVE MY RIGHT TO DO SO. I UNDERSTAND THAT BY SIGNING THIS CONSENT OF SPOUSE MY RIGHTS AND INTERESTS MAY BE AFFECTED. I AGREE TO BE FULLY BOUND BY ALL THE TERMS OF THIS AGREEMENT.


                                        /s/ BARBARA A. LUNDAY
                                        ---------------------

                                        ---------------------

                                        ---------------------

                                        ---------------------

                                        ---------------------

                                SPOUSAL CONSENT


     I AM THE SPOUSE OF AN INDIVIDUAL SIGNING THIS AGREEMENT. I HAVE BEEN GIVEN THE OPPORTUNITY TO READ THIS AGREEMENT, TO CONSULT WITH AN ATTORNEY CONCERNING ITS CONTENTS AND IMPORT, AND TO ASK QUESTIONS OF ANY PERSONS WITHOUT RESTRICTION CONCERNING ANY MATTERS CONTAINED HEREIN WHICH I DO NOT UNDERSTAND; AND I HAVE EITHER TAKEN SUCH ACTIONS OR HEREBY WAIVE MY RIGHT TO DO SO. I UNDERSTAND THAT BY SIGNING THIS CONSENT OF SPOUSE MY RIGHTS AND INTERESTS MAY BE AFFECTED. I AGREE TO BE FULLY BOUND BY ALL THE TERMS OF THIS AGREEMENT.


                                        /s/ SUSAN MCBRIDE
                                        -------------------

                                        -------------------

                                        -------------------

                                        -------------------

                                        -------------------

                                SPOUSAL CONSENT


     I AM THE SPOUSE OF AN INDIVIDUAL SIGNING THIS AGREEMENT. I HAVE BEEN GIVEN THE OPPORTUNITY TO READ THIS AGREEMENT, TO CONSULT WITH AN ATTORNEY CONCERNING ITS CONTENTS AND IMPORT, AND TO ASK QUESTIONS OF ANY PERSONS WITHOUT RESTRICTION CONCERNING ANY MATTERS CONTAINED HEREIN WHICH I DO NOT UNDERSTAND; AND I HAVE EITHER TAKEN SUCH ACTIONS OR HEREBY WAIVE MY RIGHT TO DO SO. I UNDERSTAND THAT BY SIGNING THIS CONSENT OF SPOUSE MY RIGHTS AND INTERESTS MAY BE AFFECTED. I AGREE TO BE FULLY BOUND BY ALL THE TERMS OF THIS AGREEMENT.


                                        /s/ IOLAMTHE SALANT RONEN
                                        -------------------------

                                        -------------------------

                                        -------------------------

                                        -------------------------

                                        -------------------------

                                SPOUSAL CONSENT


     I AM THE SPOUSE OF AN INDIVIDUAL SIGNING THIS AGREEMENT. I HAVE BEEN GIVEN THE OPPORTUNITY TO READ THIS AGREEMENT, TO CONSULT WITH AN ATTORNEY CONCERNING ITS CONTENTS AND IMPORT, AND TO ASK QUESTIONS OF ANY PERSONS WITHOUT RESTRICTION CONCERNING ANY MATTERS CONTAINED HEREIN WHICH I DO NOT UNDERSTAND; AND I HAVE EITHER TAKEN SUCH ACTIONS OR HEREBY WAIVE MY RIGHT TO DO SO. I UNDERSTAND THAT BY SIGNING THIS CONSENT OF SPOUSE MY RIGHTS AND INTERESTS MAY BE AFFECTED. I AGREE TO BE FULLY BOUND BY ALL THE TERMS OF THIS AGREEMENT.


                                        /s/ ELIZABETH F. NAUGHTIN
                                        -------------------------

                                        -------------------------

                                        -------------------------

                                        -------------------------

                                        -------------------------

                                     - 7 -